UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

ADAGIO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42199	99-1151466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26051 Merit Circle, Suite 102 Laguna Hills, CA	92653
(Address of principal executive offices)	(Zip Code)

(949) 348-1188

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ADGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed in Adagio Medical Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed on September 23, 2026, in connection with its process to explore strategic alternatives, the Company notified the holders (the “Holders”) of its outstanding 13% Senior Secured Convertible Notes (the “Notes”), that it would lower the Conversion Price (as defined in the Notes) of the Notes for each date during the period commencing on September 23, 2026 and ending on October 31, 2026, subject to extension, to the Alternate Conversion Price (as defined in the Notes) in effect on such applicable date of conversion (the “Alternate Conversion Election”).

Following the Alternate Conversion Election, between September 25, 2026 and October 1, 2026, a Holder exercised its right to convert $776,111 aggregate principal amount (together with accrued and unpaid interest thereon, if any) of the Notes (the “Alternate Conversion”), resulting in the issuance of 4,978,869 shares of Common Stock, calculated using Alternate Conversion Prices ranging from $0.1265 to $0.1618 per share.

The shares of Common Stock issued upon the Alternate Conversion described above were issued in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), on the basis that the shares were issued in exchange for outstanding securities of the Company (the Notes) held by the existing Holders, with no commission or other remuneration being paid or given directly or indirectly for soliciting such exchange, and no additional consideration was received by the Company in connection with the conversion.

The foregoing description of the Alternate Conversion mechanism does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Notes, which is filed as Exhibit 10.12 to the Company's Current Report on Form 8-K filed on August 6, 2024 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2026

Adagio Medical Holdings, Inc.

By:	/s/ Deborah Kaster
Name:	Deborah Kaster
Title:	Chief Financial Officer and Chief Business Officer